SECURITY AGREEMENT


          THIS SECURITY AGREEMENT, dated as of October 3, 1999, is made and given by POORE BROTHERS, INC., a Delaware corporation ("PBI") POORE BROTHERS ARIZONA, INC., an Arizona corporation ("PBAI"), POORE BROTHERS DISTRIBUTING, INC., an Arizona corporation ("PBDI"), TEJAS PB DISTRIBUTING, INC., an Arizona corporation ("Tejas"), and WABASH FOODS, LLC, a Delaware limited liability company ("Wabash") (PBI, PBAI, PBDI, Tejas and Wabash each a "Grantor" and collectively, the "Grantors") to U.S. BANCORP REPUBLIC COMMERCIAL FINANCE, INC. a Minnesota corporation (the "Secured Party").

                                    RECITALS

          A. The Grantors and the Secured Party have entered into a Credit Agreement dated as of the date of this Agreement (as the same may hereafter be amended, supplemented, extended, restated, or otherwise modified from time to time, the "Credit Agreement") pursuant to which the Secured Party has agreed to extend to the Grantors certain credit accommodations on the terms and conditions set forth in the Credit Agreement.

          B. It is a condition precedent to the extension of any credit accommodations pursuant to the terms of the Credit Agreement that this Agreement be executed and delivered by the Grantors.

          C. The Grantors find it advantageous, desirable and in their best interests to comply with the requirement that it execute and deliver this Security Agreement to the Secured Party.

          NOW, THEREFORE, in consideration of the premises and in order to induce the Secured Party to enter into the Credit Agreement and to extend credit accommodations to the Grantors thereunder, the Grantors hereby agree with the Secured Party for the Secured Party's benefit as follows:

          SECTION 1. DEFINED TERMS.

               1(a) As used in this Agreement, the following terms shall have the meanings indicated:

          "ACCOUNTS" shall mean each and every right to payment of Grantors, whether such right to payment arises out of a sale or lease of goods by Grantors, or other disposition of goods or other property of Grantors, out of a rendering of services by Grantors, out of a loan by Grantors, out of damage to or loss of goods in the possession of a railroad or other carrier

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     or any other bailee,  out of overpayment  of taxes or other  liabilities of
     Grantors, or which otherwise arises under any contract or agreement, or from any other cause, whether such right to payment now exists or hereafter arises and whether such right to payment is or is not yet earned by performance and howsoever such right to payment may be evidenced, together with all other rights and interest (including all liens and security interests) which Grantors may at any time have by law or agreement against any account debtor (as defined in the Uniform Commercial Code in effect in the State of Minnesota) or other obligor obligated to make any such payment or against any of the property of such account debtor or other obligor; specifically (but without limitation), the term includes all present and future instruments, documents, chattel papers, accounts and contract rights of Grantors.

          "ACCOUNT DEBTOR" shall mean a Person who is obligated on or under any Account, Chattel Paper, Instrument or General Intangible.

          "CHATTEL PAPER" shall mean a writing or writings which evidence both a monetary obligation and a security interest in or lease of specific goods; when a transaction is evidenced by both a security agreement or a lease and by an Instrument or a series of Instruments, the group of writings taken together constitutes Chattel Paper.

          "COLLATERAL" shall mean all personal property and rights in personal property now owned or hereafter at any time acquired by the Grantors in or upon which a Security Interest is granted to the Secured Party by the Grantors under this Agreement.

          "DOCUMENT" shall mean any bill of lading, dock warrant, dock receipt, warehouse receipt or order for the delivery of goods, together with any other document or receipt which in the regular course of business or financing is treated as adequately evidencing that the Person in possession of it is entitled to receive, hold and dispose of the document and the goods it covers.

          "EQUIPMENT" shall mean all machinery, equipment, furniture, furnishings and fixtures, including all accessions, accessories and attachments thereto, and any guaranties, warranties, indemnities and other agreements of manufacturers, vendors and others with respect to such Equipment.

          "EVENT  OF  DEFAULT"  shall  have the  meaning  given to such  term in
     Section 20 hereof.

          "FINANCING  STATEMENT"  shall have the  meaning  given to such term in
     Section 4 hereof.

          "GENERAL INTANGIBLES" shall mean any personal property (other than goods, Accounts, Chattel Paper, Documents, Instruments and money) including choses in action, causes of action, contract rights, corporate and other business records, inventions, designs, patents, patent applications, service marks, trademarks, trademark applications, tradenames, trade secrets, engineering drawings, good will, registrations, copyrights,

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     licenses,  franchises,   customer  lists,  tax  refund  claims,  royalties,
     licensing and product rights, rights to the retrieval from third parties of electronically processed and recorded data and all rights to payment resulting from an order of any court.

          "INSTRUMENT" shall mean a draft, check, certificate of deposit, note, bill of exchange, security or any other writing which evidences a right to the payment of money and is not itself a security agreement or lease and is of a type which is transferred in the ordinary course of business by delivery with any necessary endorsement or assignment.

          "INVENTORY" shall mean any and all of the Grantors' goods, including, without limitation, goods in transit, wherever located which are or may at any time be leased by the Grantors to a lessee, held for sale or lease, furnished under any contract of service or held as raw materials, work in process, or supplies or materials used or consumed in the Grantors' business, or which are held for use in connection with the manufacture, packing, shipping, advertising, selling or finishing of such goods, and all goods, the sale or other disposition of which has given rise to a Receivable, which are returned to and/or repossessed and/or stopped in transit by the Grantors or the Secured Party, or at any time hereafter in the possession or under the control of the Grantors or the Secured Party, or any agent or bailee of either thereof, and all documents of title or other documents representing the same.

          "LIEN" shall mean any security interest, mortgage, pledge, lien, charge, encumbrance, title retention agreement or analogous instrument or device (including the interest of the lessors under capitalized leases), in, of or on any assets or properties of the Person referred to.

          "OBLIGATIONS" shall mean (a) all indebtedness, liabilities and obligations of the Grantors to the Secured Party of every kind, nature or description under the Credit Agreement, including the Grantors' obligation on any promissory note or notes under the Credit Agreement and any note or notes hereafter issued in substitution or replacement thereof, (b) all liabilities of the Grantors under this Agreement, and (c) any and all other liabilities and obligations of the Grantors to the Secured Party of every kind, nature and description, whether direct or indirect or hereafter acquired by the Secured Party from any Person, absolute or contingent, regardless of how such liabilities arise or by what agreement or instrument they may be evidenced, and in all of the foregoing cases whether due or to become due, and whether now existing or hereafter arising or incurred.

          "PERSON" shall mean any individual, corporation, partnership, limited partnership, limited liability company, joint venture, firm, association, trust, unincorporated organization, government or governmental agency or political subdivision or any other entity, whether acting in an individual, fiduciary or other capacity.

          "SECURITY INTEREST" shall have the meaning given such term in Section 2 hereof.

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               1(b)  All  other  terms  used in  this  Agreement  which  are not specifically defined herein shall have the meaning assigned to such terms in the Uniform Commercial Code in effect in the State of Minnesota as of the date of this Agreement to the extent such other terms are defined therein.

               1(c) Unless the context of this Agreement otherwise clearly requires, references to the plural include the singular, the singular, the plural and "or" has the inclusive meaning represented by the phrase "and/or." The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation." The words "hereof," "herein," "hereunder," and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. References to Sections are references to Sections in this Security Agreement unless otherwise provided.

          SECTION 2. GRANT OF SECURITY INTEREST. As security for the payment and performance of all of the Obligations, the Grantors hereby grant to the Secured Party a security interest (the "Security Interest") in all of the Grantors' right, title, and interest in and to the following, whether now or hereafter owned, existing, arising or acquired and wherever located:

               2(a) All Accounts.

               2(b) All Chattel Paper.

               2(c) All Documents.

               2(d) All Equipment.

               2(e) All General Intangibles.

               2(f) All Instruments.

               2(g) All Inventory.

               2(h) To the extent not otherwise included in the foregoing, (i) all other rights to the payment of money, including rents and other sums payable to the Grantors under leases, rental agreements and other Chattel Paper and insurance proceeds; (ii) all books, correspondence, credit files, records, invoices, bills of lading, and other documents relating to any of the foregoing, including, without limitation, all tapes, cards, disks, computer software, computer runs, and other papers and documents in the possession or control of the Grantors or any computer bureau from time to time acting for the Grantors; (iii) all rights in, to and under all policies insuring the life of any officer, director, stockholder or employee of the Grantors, the proceeds of which are payable to the Grantors; and (iv) all accessions and additions to, parts and appurtenances of, substitutions for and replacements of any of the foregoing.

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               2(i) To the extent  not  otherwise  included,  all  proceeds  and products of any and all of the foregoing.

          SECTION 3. GRANTORS REMAIN LIABLE. Anything herein to the contrary notwithstanding, (a) the Grantors shall remain liable under the Accounts, Chattel Paper, General Intangibles and other items included in the Collateral to the extent set forth therein to perform all of their duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Secured Party of any of the rights hereunder shall not release the Grantors from any of their duties or obligations under any items included in the Collateral, and (c) the Secured Party shall have no obligation or liability under Accounts, Chattel Paper, General Intangibles and other items included in the Collateral by reason of this Agreement, nor shall the Secured Party be obligated to perform any of the obligations or duties of the Grantors thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

          SECTION 4. TITLE TO COLLATERAL. The Grantors have (or will have at the time it acquires rights in Collateral hereafter acquired or arising) and will maintain so long as the Security Interest may remain outstanding, title to each item of Collateral (including the proceeds and products thereof), free and clear of all Liens except the Security Interest and except Liens permitted by the Credit Agreement. The Grantors will defend the Collateral against all claims or demands of all Persons (other than the Secured Party) claiming the Collateral or any interest therein. As of the date of execution of this Security Agreement, no effective financing statement or other similar document used to perfect and preserve a security interest under the laws of any jurisdiction (a "Financing Statement") covering all or any part of the Collateral is on file in any recording office, except such as may have been filed (a) in favor of the Secured Party relating to this Agreement, or (b) to perfect Liens permitted by the Credit Agreement.

          SECTION 5. LOCK BOX, COLLATERAL ACCOUNT. Each Grantor will direct each of its Account Debtors or other obligors to make payments due under any Collateral directly to a special lock box to be established and maintained by Secured Party (the "Lockbox"). The Grantors hereby authorize and direct Secured Party to deposit into a special collateral account to be established and maintained by Secured Party (the "Collateral Account") all checks, drafts and cash payments received in said Lockbox. All deposits from the Lockbox to the Collateral Account shall constitute proceeds of Collateral and shall not constitute payment of any Obligation. The Grantors agree that it will promptly deliver to Secured Party, for deposit into said Collateral Account, all payments on Accounts and Chattel Paper received by it. All such payments shall be delivered to Secured Party in the form received (except for the Grantors' endorsement where necessary). Until so delivered, all payments on Accounts and Chattel Paper received by the Grantors shall be held in trust by the Grantors for and as the property of Secured Party and shall not be commingled with any funds or property of the Grantors.

          SECTION 6. COLLECTION RIGHTS OF SECURED PARTY. Notwithstanding Secured Party's rights under Section 5 with respect to any and all Instruments, Chattel Paper, Accounts and other rights to payment constituting Collateral (including proceeds), Secured Party may, at any time (after the occurrence of an Event of Default) notify any Account Debtor, or any other person obligated to pay any

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amount due, that such Chattel Paper, Account, or other right to payment has been assigned or transferred to Secured Party for security and shall be paid directly to Secured Party. If Secured Party so requests at any time, the Grantors will so notify such Account Debtors and other obligors in writing and will indicate on all invoices to such Account Debtors or other obligors that the amount due is payable directly to Secured Party. At any time after Secured Party or the Grantors give such notice to an account debtor or other obligor, Secured Party may (but need not), in its own name or in the Grantors' name, demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such chattel paper, account, or other right to payment, or grant any extension to, make any compromise or settlement with or otherwise agree to waive, notify, amend or change the obligations (including collateral obligations) of any such account debtor or other obligor. The Grantors hereby irrevocably make, constitute and appoint the Secured Party or any person whom the Secured Party may designate, the Grantors' true and lawful attorney with power to receive, open and dispose of all mail addressed to the Grantors; to endorse the Grantors' name on any notes, acceptances, checks, drafts, money orders or other means of payment that may come into the Secured Party's possession as payment of or upon Accounts, Chattel Paper or other Collateral; to endorse the Grantors' name on any invoice, freight or express bill or bill of lading relating to any Collateral; to sign the Borrower's name to drafts against Account Debtors, to assignments and verification of accounts and notices thereof to Account Debtors, and to documents of title covering any Collateral, and to do all other things necessary or proper to carry out the intent of this Agreement.

          SECTION 7. DISPOSITION OF COLLATERAL. The Grantors will not sell, transfer, lease or otherwise dispose of, or discount or factor with or without recourse, any Collateral, except for sales and leases of items of Inventory in the ordinary course of business, and except for sales of Equipment having a fair market value not to exceed $50,000 in the aggregate per calendar year where the proceeds of such Equipment are used to reduce the amount of the obligations.

          SECTION 8. NAMES, OFFICES, LOCATIONS. The Grantors does business solely under their own name and the trade names and styles, if any, set forth on
Schedule II hereto. Except as noted on said Schedule, no such trade names or styles and no trademarks or other similar marks owned by the Grantors are registered with any governmental unit. The chief place of business and chief executive office and the office where they keep their books and records concerning the Accounts and General Intangibles and the originals of all Chattel Paper, Documents and Instruments are located at their addresses set forth on the signature page hereof. All items of Equipment and Inventory existing on the date of this Agreement are located at the places specified on Schedule I hereto. The Grantors will immediately notify the Secured Party of any additional state in which any item of Inventory or Equipment is hereafter located. The Grantors will from time to time at the request of the Secured Party provide the Secured Party with current lists as to the locations of the Equipment and Inventory. The Grantors will not permit any Inventory, Equipment, Chattel Paper or Documents or any records pertaining to Accounts and General Intangibles to be located in any state or area in which, in the event of such location, a financing statement covering such Collateral would be required to be, but has not in fact been, filed in order to perfect the Security Interest. The Grantors will not change their name or the location of their chief place of business and chief executive office unless the Secured Party has been given at least 30 days' prior written

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notice thereof and the Grantors have executed and delivered to the Secured Party such Financing Statements and other instruments required or appropriate to continue the perfection of the Security Interest.

          SECTION 9. RIGHTS TO PAYMENT. Except as the Grantors may otherwise advise the Secured Party in writing, each Account, Chattel Paper, Document, General Intangible and Instrument constituting or evidencing Collateral is (or, in the case of all future Collateral, will be when arising or issued) the valid, genuine and legally enforceable obligation of the Account Debtor or other obligor named therein or in the Grantors' records pertaining thereto as being obligated to pay or perform such obligation. The Grantors will perform and comply in all material respects with all their obligations under any items included in the Collateral and exercise promptly and diligently their rights thereunder.

          SECTION 10. FURTHER ASSURANCES.

               10(a) The Grantors agree that from time to time, at their expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that the Secured Party may reasonably request, in order to perfect and protect the Security Interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral (but any failure to request or assure that the Grantors execute and deliver such instrument or documents or to take such action shall not affect or impair the validity, sufficiency or enforceability of this Agreement and the Security Interest, regardless of whether any such item was or was not executed and delivered or action taken in a similar context or on a prior occasion). Without limiting the generality of the foregoing, the Grantors will, promptly and from time to time at the request of the Secured Party: (i) mark, or permit the Secured Party to mark, conspicuously its books, records, and accounts showing or dealing with the Collateral, and each item of Chattel Paper included in the Collateral, with a legend, in form and substance satisfactory to the Secured Party, indicating that each such item of Collateral and each such item of Chattel Paper is subject to the Security Interest granted hereby;
     (ii) deliver and pledge to the Secured Party, all Instruments and Documents, duly indorsed or accompanied by duly executed instruments of transfer or assignment, with full recourse to the Grantors, all in form and substance satisfactory to the Secured Party; (iii) execute and file such Financing Statements or continuation statements in respect thereof, or amendments thereto, and such other instruments or notices (including fixture filings with any necessary legal descriptions as to any goods included in the Collateral which the Secured Party determines might be deemed to be fixtures, and instruments and notices with respect to vehicle titles), as may be necessary or desirable, or as the Secured Party may request, in order to perfect, preserve, and enhance the Security Interest granted or purported to be granted hereby; and (iv) obtain waivers, in form satisfactory to the Secured Party, of any claim to any Collateral from any landlords or mortgagees of any property where any Inventory or Equipment is located.

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               10(b) The Grantors hereby authorize the Secured Party to file one or more Financing Statements or continuation statements in respect thereof, and amendments thereto, relating to all or any part of the Collateral without the signature of the Grantors where permitted by law. A photocopy or other reproduction of this Agreement or any Financing Statement covering the Collateral or any part thereof shall be sufficient as a Financing Statement where permitted by law.

               10(c) The Grantors will furnish to the Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably request, all in reasonable detail and in form and substance reasonably satisfactory to the Secured Party.

          SECTION 11. TAXES AND CLAIMS. The Grantors will promptly pay all taxes and other governmental charges levied or assessed upon or against any Collateral or upon or against the creation, perfection or continuance of the Security Interest, as well as all other claims of any kind (including claims for labor, material and supplies) against or with respect to the Collateral, except to the extent (a) such taxes, charges or claims are being contested in good faith by appropriate proceedings, (b) such proceedings do not involve any material danger of the sale, forfeiture or loss of any of the Collateral or any interest therein and (c) such taxes, charges or claims are adequately reserved against on the Grantors' books in accordance with generally accepted accounting principles.

          SECTION 12. BOOKS AND RECORDS. The Grantors will keep and maintain at their own cost and expense satisfactory and complete records of the Collateral, including a record of all payments received and credits granted with respect to all Accounts, Chattel Paper and other items included in the Collateral.

          SECTION 13. INSPECTION, REPORTS, VERIFICATIONS. The Grantors will at all reasonable times permit the Secured Party or its representatives to examine or inspect any Collateral, any evidence of Collateral and the Grantors' books and records concerning the Collateral, wherever located. The Grantors will from time to time when requested by the Secured Party furnish to the Secured Party a report on its Accounts, Chattel Paper, General Intangibles and Instruments, naming the Account Debtors or other obligors thereon, the amount due and the aging thereof. The Secured Party or its designee is authorized to contact Account Debtors and other Persons obligated on any such Collateral from time to time to verify the existence, amount and/or terms of such Collateral.

          SECTION 14. NOTICE OF LOSS. The Grantors will promptly notify the Secured Party of any loss of or material damage to any material item of Collateral or of any substantial adverse change, known to Grantors, in any material item of Collateral or the prospect of payment or performance thereof.

          SECTION 15. INSURANCE. The Grantors will keep the Equipment and Inventory insured against "all risks" for the full replacement cost thereof subject to a deductible in an amount, and with an insurance company or

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companies,  satisfactory  to the  Secured  Party,  the  policies  to protect the
Secured Party as its interests may appear with Lender to be named as Loss Payee ("Accord 27"), with such policies or certificates with respect thereto to be delivered to the Secured Party at its request. Each such policy or the certificate with respect thereto shall provide that such policy shall not be cancelled or allowed to lapse unless at least 30 days prior written notice is given to the Secured Party.

          SECTION 16. LAWFUL USE; FAIR LABOR STANDARDS ACT. The Grantors will use and keep the Collateral, and will require that others use and keep the Collateral, only for lawful purposes, without material violation of any federal, state or local law, statute or ordinance. All Inventory of the Grantors as of the date of this Agreement that was produced by the Grantors or with respect to which the Grantors performed any manufacturing or assembly process was produced by the Grantors (or such manufacturing or assembly process was conducted) in compliance in all material respects with all requirements of the Fair Labor Standards Act, and all Inventory produced, manufactured or assembled by the Grantors after the date of this Agreement will be so produced, manufactured or assembled, as the case may be.

          SECTION 17. ACTION BY THE SECURED PARTY. If the Grantors at any time fail to perform or observe any of the foregoing agreements, the Secured Party shall have (and the Grantors hereby grant to the Secured Party) the right, power and authority (but not the duty) to perform or observe such agreement on behalf and in the name, place and stead of the Grantors (or, at the Secured Party's option, in the Secured Party's name) and to take any and all other actions which the Secured Party may reasonably deem necessary to cure or correct such failure (including, without limitation, the payment of taxes, the satisfaction of Liens, the procurement and maintenance of insurance, the execution of assignments, security agreements and Financing Statements, and the indorsement of Instruments); and the Grantors shall thereupon pay to the Secured Party on demand the amount of all monies expended and all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by the Secured Party in connection with or as a result of the performance or observance of such agreements or the taking of such action by the Secured Party, together with interest thereon from the date expended or incurred at the highest lawful rate then applicable to any of the Obligations, and all such monies expended, costs and expenses and interest thereon shall be part of the Obligations secured by the Security Interest.

          SECTION 18. INSURANCE CLAIMS. As additional security for the payment and performance of the Obligations, the Grantors hereby assign to the Secured Party any and all monies (including proceeds of insurance and refunds of unearned premiums) due or to become due under, and all other rights of the Grantors with respect to, any and all policies of insurance now or at any time hereafter covering the Collateral or any evidence thereof or any business records or valuable papers pertaining thereto. At any time, whether before or after the occurrence of any Event of Default, the Secured Party may (but need not), in the Secured Party's name or in Grantors' name, execute and deliver proofs of claim, receive all such monies, indorse checks and other instruments representing payment of such monies, and adjust, litigate, compromise or release any claim against the issuer of any such policy, except for amounts in the aggregate of less than $50,000 which the Secured Party may (but need not), in the Secured Party's name or in Grantor's name, execute and deliver proofs of claim, receive all such monies, indorse checks and other instruments representing payment of such monies, and adjust, litigate, compromise or release any claim against the issuer of any such policy, only after the occurrence of an Event of Default. Notwithstanding any of the foregoing, so long as no Event of Default exists the Grantors shall be entitled to all insurance proceeds with respect to Equipment or Inventory provided that such proceeds are applied to the cost of replacement Equipment or Inventory.

          SECTION 19. THE SECURED PARTY'S DUTIES. The powers conferred on the Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. The Secured Party shall be deemed to have exercised reasonable care in the safekeeping of any Collateral in its possession if such Collateral is accorded treatment substantially equal to the safekeeping which the Secured Party accords its own property of like kind. Except for the safekeeping of any Collateral in its possession and the accounting for monies and for other properties actually received by it hereunder, the Secured Party shall have no duty, as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any Persons or any other rights pertaining to any Collateral. The
Secured Party will take action in the nature of exchanges, conversions, redemptions, tenders and the like requested in writing by the Grantors with respect to the Collateral in the Secured Party's possession if the Secured Party in its reasonable judgment determines that such action will not impair the Security Interest or the value of the Collateral, but a failure of the Secured Party to comply with any such request shall not of itself be deemed a failure to exercise reasonable care.

          SECTION 20. EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an Event of Default under this Agreement:

               20(a) The Grantors shall fail to make payment when due, whether upon demand, or at a scheduled due date, or otherwise, any principal of or interest on their obligations under the Credit Agreement or any other obligations of any Grantor to the Secured Party.

               20(b) Any representation or warranty made by or on behalf of any Grantor in this Agreement or the Credit Agreement or by or on behalf of any Grantor in any certificate, statement, report or document herewith or hereafter furnished to the Secured Party pursuant to this Agreement or the Credit Agreement shall prove to have been false or misleading in any material respect on the date as of which the facts set forth are stated or certified.

               20(c) The Grantors shall fail to comply with Sections 5.2 or 5.3 or any Section of Article VI of the Credit Agreement.

               20(d) The Grantors shall fail to comply with any other agreement, covenant, condition, provision or term contained in this Agreement or the Credit Agreement (other than those hereinabove set forth in this Section
     20) and such failure to comply shall continue for 30 calendar days after whichever of the following dates is the earliest: (i) the date any Grantor gives notice of such failure to the Secured Party, or (ii) the date the Secured Party gives notice of such failure to the Grantors.

               20(e) Any Grantor shall apply for or consent to, or shall acquiesce in the appointment of a custodian, trustee or receiver of any Grantor or for a substantial part of the property thereof or, in the absence of such application, consent or acquiescence, a custodian, trustee or receiver shall be appointed for any Grantor or for a substantial part of the property thereof and shall not be discharged within 45 days, or any Grantor shall make an assignment for the benefit of creditors.

               20(f) Any bankruptcy, reorganization, debt arrangement or other proceedings under any bankruptcy or insolvency law shall be instituted by or against any Grantor and, if instituted against any Grantor, shall have been consented to or acquiesced in by the Grantors or shall remain undismissed for 60 days, or an order for relief shall have been entered against any Grantor.

               20(g) Any dissolution or liquidation proceeding shall be instituted by or against any Grantor and, if instituted against any Grantor, shall be consented to or acquiesced in by any Grantor or shall remain for 45 days undismissed.

               20(h) A judgment or judgments for the payment of money in excess of the sum of $50,000 in the aggregate shall be rendered against any Grantor and either (i) the judgment creditor executes on such judgment or
     (ii) such judgment remains unpaid or undischarged for more than 60 days from the date of entry thereof or such longer period during which execution of such judgment shall be stayed during an appeal from such judgment.

               20(i) Any execution or attachment shall be issued whereby any substantial part of the property of any Grantor shall be taken or attempted to be taken and the same shall not have been vacated or stayed within 30 days after the issuance thereof.

               20(j) Any default or event of default (however denominated or defined) shall occur with respect to any indebtedness of the Grantors (other than the Obligations) permitted under the Credit Agreement.

THE FOREGOING EVENTS OF DEFAULT, AND THE REMEDIES UPON EVENT OF DEFAULT AS SET FORTH BELOW IN SECTION 21, ARE IN ADDITION TO AND SUPPLEMENT THE RIGHTS OF THE SECURED PARTY UNDER THE CREDIT AGREEMENT.

          SECTION 21. REMEDIES ON DEFAULT. Upon the occurrence of an Event of Default and at any time thereafter:

               21(a) The Secured Party may exercise and enforce any and all rights and remedies available upon default to a secured party under the Uniform Commercial Code.

               21(b) The Secured Party shall have the right to enter upon and into and take possession of all or such part or parts of the properties of the Grantors, including lands, plants, buildings, Equipment, Inventory and other property as may be necessary or appropriate in the judgment of the Secured Party to permit or enable the Secured Party to manufacture, produce, process, store or sell or complete the manufacture, production, processing, storing or sale of all or any part of the Collateral, as the Secured Party may elect, and to use and operate said properties for said purposes and for such length of time as the Secured Party may deem necessary or appropriate for said purposes without the payment of any compensation to Grantors therefor. The Secured Party may require the Grantors to, and the Grantors hereby agree that they will, at their expense and upon request of the Secured Party forthwith, assemble all or part of the Collateral as directed by the Secured Party and make it available to the Secured Party at a place or places to be designated by the Secured Party.

               21(c) Any sale of Collateral may be in one or more parcels at public or private sale, at any of the Secured Party's offices or elsewhere, for cash, on credit, or for future delivery, and upon such other terms as the Secured Party may reasonably believe are commercially reasonable. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given, and the Secured Party may adjourn any public or private sale from time to time by announcement made at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

               21(d) The Secured Party is hereby granted a license or other right to use, without charge, all of the Grantors' property, including, without limitation, all of the Grantors' labels, trademarks, copyrights, patents and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale and selling any Collateral, and the Grantors' rights under all licenses and all franchise agreements shall inure to the Secured Party's benefit until the Obligations are paid in full.

               21(e) If notice to the Grantors of any intended disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given in the manner specified for the giving of notice in Section 25 hereof at least ten calendar days prior to the date of intended disposition or other action, and the Secured Party may exercise or enforce any and all other rights or remedies available by law or agreement against the Collateral, against the Grantors, or against any other Person or property.

          SECTION 22. APPLICATION OF PROCEEDS. All cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Secured Party, be held by the Secured Party as collateral for, or then or at any time thereafter be applied in whole or in part by the Secured Party against, all or any part of the Obligations (including, without limitation, any expenses of the Secured Party payable pursuant to Section 23 hereof).

          SECTION 23. COSTS AND EXPENSES; INDEMNITY. The Grantors will pay or reimburse the Secured Party on demand for all out-of-pocket expenses (including in each case all filing and recording fees and taxes and all reasonable fees and expenses of counsel and of any experts and agents) incurred by the Secured Party in connection with the creation, perfection, protection, satisfaction, foreclosure or enforcement of the Security Interest and the preparation, administration, continuance, amendment or enforcement of this Agreement, and all such costs and expenses shall be part of the Obligations secured by the Security Interest. The Grantors shall indemnify and hold the Secured Party harmless from and against any and all claims, losses and liabilities (including reasonable attorneys' fees) growing out of or resulting from this Agreement and the Security Interest hereby created (including enforcement of this Agreement) or the Secured Party's actions pursuant hereto, except claims, losses or liabilities resulting from the Secured Party's gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction. Any liability of the Grantors to indemnify and hold the Secured Party harmless pursuant to the preceding sentence shall be part of the Obligations secured by the Security Interest. The obligations of the Grantors under this Section shall survive any termination of this Agreement.

          SECTION 24. WAIVERS; REMEDIES; MARSHALLING. This Agreement can be waived, modified, amended, terminated or discharged, and the Security Interest can be released, only explicitly in a writing signed by the Secured Party. A waiver so signed shall be effective only in the specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any rights and remedies available to the Secured Party. All rights and remedies of the Secured Party shall be cumulative and may be exercised singly in any order or sequence, or concurrently, at the Secured Party's option, and the exercise or enforcement of any such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other. The Grantors hereby waive all requirements of law, if any, relating to the marshalling of assets which would be applicable in connection with the enforcement by the Secured Party of its remedies hereunder, absent this waiver.

          SECTION 25. NOTICES. Any notice or other communication to any party in connection with this Agreement shall be in writing and shall be sent by manual delivery, telegram, telex, facsimile transmission, overnight courier or United States mail (postage prepaid) addressed to such party at the address specified on the signature page hereof, or at such other address as such party shall have specified to the other party hereto in writing. All periods of notice shall be measured from the date of delivery thereof if manually delivered, from the date of sending thereof if sent by telegram, telex or facsimile transmission, from the first business day after the date of sending if sent by overnight courier, or from four days after the date of mailing if mailed.

          SECTION 26. GRANTORS' ACKNOWLEDGMENTS. The Grantors hereby acknowledge that (a) they has been advised by (or has had full opportunity to avail themselves of the advice of) counsel in the negotiation, execution and delivery of this Agreement, (b) the Secured Party has no fiduciary relationship to the Grantors, the relationship being solely that of debtor and creditor, and (c) no joint venture exists between the Grantors and the Secured Party.

          SECTION 27. CONTINUING SECURITY INTEREST; ASSIGNMENTS UNDER CREDIT AGREEMENT. This Agreement shall (a) create a continuing security interest in the Collateral and shall remain in full force and effect until payment in full of the Obligations, (b) be binding upon the Grantors, their successors and assigns, and (c) inure to the benefit of, and be enforceable by, the Secured Party and its successors, transferees, and assigns. Without limiting the generality of the foregoing clause (c), the Secured Party may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement to any other Persons to the extent and in the manner provided in the Credit Agreement and may similarly transfer all or any portion of its rights under this Security Agreement to such Persons.

          SECTION 28. TERMINATION OF SECURITY INTEREST. Upon payment in full of the Obligations, the Security Interest granted hereby shall terminate. Upon any such termination, the Secured Party will return to the Grantors such of the Collateral then in the possession of the Secured Party as shall not have been sold or otherwise applied pursuant to the terms hereof and execute and deliver to the Grantors such documents as the Grantors shall reasonably request to evidence such termination. Any reversion or return of Collateral upon termination of this Agreement and any instruments of transfer or termination shall be at the expense of the Grantors and shall be without warranty by, or recourse on, the Secured Party. As used in this Section, "Grantors" includes any assigns of Grantors, any Person holding a subordinate security interest in any of the Collateral or whoever else may be lawfully entitled to any part of the Collateral.

          SECTION 29. CONFIDENTIALITY OF INFORMATION. The Secured Party shall use reasonable efforts to assure that information about the Grantor and its operations, affairs and financial condition, not generally disclosed to the public or to trade and other creditors, which is furnished to the Secured Party pursuant to the provisions hereof is used only for the purposes of this Agreement and any other relationship between Secured Party and the Grantor and shall be divulged to any Person other than the Affiliates of the Secured Party and their respective officers, directors employees and agents, except: (a) to their attorneys and accountants, (b) in connection with the enforcement of the rights of the Secured Party hereunder and under the Loan Documents or otherwise in connection with applicable litigation, (c) in connection with assignments and participations and the solicitation of prospective assignees and participants referred to in Section 8.6 of the Credit Agreement, and (d) as may otherwise be required or requested by any regulatory authority having jurisdiction over Secured Party or by any applicable law, rule, regulation or judicial process, the opinion of Secured Party's counsel concerning the making of such disclosure to be binding on the parties hereto.

          SECTION 30. GOVERNING LAW AND CONSTRUCTION. THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE MANDATORILY GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF MINNESOTA. Whenever possible, each provision of this Agreement and any other statement, instrument or transaction contemplated hereby or relating hereto shall be interpreted in such manner as to be effective and valid under such applicable law, but, if any provision of this Agreement or any other statement, instrument or transaction contemplated hereby or relating hereto shall be held to be prohibited or invalid under such applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement or any other statement, instrument or transaction contemplated hereby or relating hereto.

          SECTION 31. CONSENT TO JURISDICTION. AT THE OPTION OF THE SECURED PARTY, THIS AGREEMENT MAY BE ENFORCED IN ANY FEDERAL COURT OR MINNESOTA STATE COURT SITTING IN HENNEPIN COUNTY; AND THE GRANTOR CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT THE GRANTOR COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS AGREEMENT, THE SECURED PARTY AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE
JURISDICTIONS  AND  VENUES  ABOVE-DESCRIBED,  OR  IF  SUCH  TRANSFER  CANNOT  BE
ACCOMPLISHED   UNDER  APPLICABLE  LAW,  TO  HAVE  SUCH  CASE  DISMISSED  WITHOUT
PREJUDICE.

          SECTION 32. WAIVER OF NOTICE AND HEARING. THE GRANTOR HEREBY WAIVES ALL RIGHTS TO A JUDICIAL HEARING OF ANY KIND PRIOR TO THE EXERCISE BY THE SECURED PARTY OF ITS RIGHTS TO POSSESSION OF THE COLLATERAL WITHOUT JUDICIAL PROCESS OR OF ITS RIGHTS TO REPLEVY, ATTACH, OR LEVY UPON THE COLLATERAL WITHOUT PRIOR NOTICE OR HEARING. THE GRANTOR ACKNOWLEDGES THAT IT HAS BEEN ADVISED BY COUNSEL OF ITS CHOICE WITH RESPECT TO THIS PROVISION AND THIS AGREEMENT.

          SECTION 33. WAIVER OF JURY TRIAL. EACH OF THE GRANTOR AND THE SECURED PARTY, BY ITS ACCEPTANCE OF THIS AGREEMENT, IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

          SECTION 34. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

          SECTION 35. GENERAL. All representations and warranties contained in this Agreement or in any other agreement between the Grantors and the Secured Party shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Obligations. The Grantors waive notice of the acceptance of this Agreement by the Secured Party. Captions in this Agreement are for reference and convenience only and shall not affect the interpretation or meaning of any provision of this Agreement.

            [The remainder of this page is left intentionally blank]

          IN WITNESS WHEREOF, the Grantors have caused this Security Agreement to be duly executed and delivered by their officer thereunto duly authorized as of the date first above written.

                                         POORE BROTHERS, INC.

                                         By
                                            ------------------------------------
                                            Title
3500 South La Cometa Drive
Goodyear, AZ 85338
                                         POORE BROTHERS ARIZONA, INC.

                                         By
                                            ------------------------------------
                                            Title
3500 South La Cometa Drive
Goodyear, AZ 85338
                                         POORE BROTHERS DISTRIBUTING, INC.

                                         By
                                            ------------------------------------
                                            Title
3500 South La Cometa Drive
Goodyear, AZ 85338
                                         TEJAS PB DISTRIBUTING, INC.

                                         By
                                            ------------------------------------
                                            Title
3500 South La Cometa Drive
Goodyear, AZ 85338
                                         WABASH FOODS, LLC

                                         By
                                            ------------------------------------
                                            Title
3500 South La Cometa Drive
Goodyear, AZ 85338

Grantors' Tax ID # 86-0786101


Address for Secured Party :
U.S. Bancorp Republic Commercial Finance, Inc.
2338 Central Avenue NE, Suite 200
Minneapolis, MN  55418
Fax: (612) 782-1801

                                       16